AMERICAN INDEPENDENCE FUNDS TRUST

(“Trust”)

SUPPLEMENT DATED OCTOBER 1, 2018 TO THE

SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) EACH DATED MARCH 1, 2018 AS SUPPLEMENTED THROUGH SEPTEMBER 27, 2018

AMERICAN INDEPENDENCE U.S. INFLATION-PROTECTED FUND
(Ticker Symbols: FFIHX, FNIHX, FCIHX, AIIPX)

THIS SUPPLEMENT PROVIDES NEW INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, PROSPECTUS, AND SAI DESCRIBED ABOVE

On September 25, 2018, Manifold Fund Advisors, LLC (“MFA”), the investment adviser to the Trust, strongly recommended to the Trust’s Board of Trustees (“Board”) and its Independent Legal Counsel that the American Independence U.S. Inflation Protected Fund (“AI TIPS Fund”) should be liquidated according to a Plan of Liquidation and Dissolution. The AI TIPS Fund is the sole remaining series of the Trust.

On September 26, 2018, MFA advised the Board, its Independent Legal Counsel and the Chief Compliance Officer for the Trust (“Trust CCO”) in writing that MFA had resigned as investment adviser and would not continue to serve as investment adviser to the Trust or the AI TIPS Funds after October 30, 2018. In addition, MFA suspended its voluntary funding of a cap on the AI TIPS Fund’s fees and expenses as of September 27, 2018. A supplement to the Prospectus and SAI for the AI TIPS Fund regarding these matters was filed with Securities and Exchange Commission and posted to the Fund’s website on September 27, 2018.

Today MFA advised the Board, its Independent Legal Counsel and the Trust CCO that it had resigned as Administrator to the Trust and the AI TIPs Fund effective October 31, 2018.

The purpose of this supplement is to notify shareholders of MFA’s resignation as Administrator to the Trust and the AI TIPS Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE